Exhibit 10.2

                             FIRST AMENDMENT TO THE
                              CLUBCORP STOCK TRUST

     Amendment made effective July 21, 1998, by ClubCorp International, Inc., formerly Club Corporation International (the "Company").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company maintains the ClubCorp Stock Investment Plan and the ClubCorp Stock Trust ("Trust"); and

     WHEREAS, effective July 21, 1998, the Company changed its name from Club Corporation International to ClubCorp International, Inc.; and

     WHEREAS, the Company now desires to amend the Trust to change the name of the Company as defined therein, from Club Corporation International to ClubCorp International, Inc., effective as of the date the Company changed its name; and

     WHEREAS, the Trust may be amended by the Company pursuant to the provisions of Article X of the Trust, and the Company desires to amend the Trust.

     NOW, THEREFORE, the Trust is amended as follows, effective as set forth above:

1. Existing Section 2.5 is deleted in its entirety, and the following is substituted in its place:

"2.5 "Company" means ClubCorp International, Inc. or its successor."


                         CLUBCORP INTERNATIONAL, INC.


Date:  September 21, 1998            By:  /s/Kim S. Besse
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                              TRUSTEES:

Date:  September 21, 1998            /s/Albert Chew
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Date:  October 1, 1998               /s/James E. Maser
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Date:  October 1, 1998               /s/Douglas Howe
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